UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ZOLL MEDICAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ZOLL MEDICAL CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, FEBRUARY 8, 2005

NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Shareholders (the “Annual Meeting”) of ZOLL Medical Corporation (the “Company”) will be held on Tuesday, February 8, 2005 at 10:00 a.m. at the Conference Center at Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109 for the following purposes:

1. To elect two Class I directors of the Company to serve until the 2008 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified; and

2. To consider and act upon any other matters which may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

The Board of Directors has fixed the close of business on December 31, 2004 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Shareholders of record of the Company’s common stock, par value $0.02 per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

You are requested to complete and sign the enclosed form of proxy which is being solicited by the Board of Directors and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Shareholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

By Order of the Board of Directors

RAYMOND C. ZEMLIN
Secretary

Chelmsford, Massachusetts

January 7, 2005

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

ZOLL MEDICAL CORPORATION

269 Mill Road

Chelmsford, Massachusetts 01824

PROXY STATEMENT

2005 ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Tuesday, February 8, 2005

January 7, 2005

General Information

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of ZOLL Medical Corporation (the “Company”) for use at the 2005 Annual Meeting of Shareholders of the Company to be held on Tuesday, February 8, 2005 at 10:00 a.m., and at any adjournments or postponements thereof, at the Conference Center at Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109 (the “Annual Meeting”). At the Annual Meeting, shareholders will be asked to vote upon (1) the election of two Class I directors of the Company and (2) any other matters properly brought before the Annual Meeting.

Voting

This proxy statement and the accompanying Notice of Annual Meeting and proxy card are first being sent to shareholders on or about January 7, 2005. The Board of Directors has fixed the close of business on December 31, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Only shareholders of record of Company common stock, par value $0.02 per share (the “Common Stock”), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 9,563,492 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

The presence, in person or by proxy, of holders of at least a majority in interest of the total number of issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Directors are elected by a plurality of the votes cast at the Annual Meeting. Votes may be cast FOR or WITHHELD FROM each nominee. Votes cast FOR the nominees will count as “yes votes”; votes that are WITHHELD FROM the nominees will be excluded entirely from the vote and will have no effect. Abstentions and broker non-votes are each included in the number of shares present at the Annual Meeting for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

Shareholders of the Company are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted for the election of the two nominees for Class I directors of the Company named in this proxy statement. It is not anticipated that any matter other than that set forth in this proxy statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders. The Board of Directors unanimously recommends a vote FOR the nominees.

A shareholder of record may revoke a proxy at any time before it has been exercised by (1) filing a written revocation with the Secretary of the Company at the address of the Company set forth above, (2) filing a duly executed proxy bearing a later date or (3) appearing in person and voting by ballot at the Annual Meeting. Any shareholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a shareholder at the Annual Meeting will not constitute revocation of a previously given proxy.

The Company’s 2004 Annual Report, including the Company’s audited financial statements for the fiscal year ended October 3, 2004, is being mailed to shareholders concurrently with this proxy statement.

PROPOSAL 1

ELECTION OF A CLASS OF DIRECTORS

The Board of Directors of the Company is currently comprised of seven members and is divided into three classes, with the directors in each class serving for a term of three years and until their successors are duly elected and qualified. As the term of one class expires, a successor class is elected at each succeeding annual meeting of shareholders.

At the Annual Meeting, two Class I directors will be elected to serve until the 2008 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Based on the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated Daniel M. Mulvena and Benson F. Smith for election as Class I directors (the “Nominees”). The Board of Directors anticipates that each of the Nominees will serve as a director if elected. However, if any person nominated by the Board of Directors is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

Information Regarding Nominees and Directors

The following table sets forth certain information with respect to the two Nominees for election as directors at the Annual Meeting and those continuing directors of the Company whose terms expire at the Annual Meetings of Shareholders in 2006 and 2007 based on information furnished to the Company by each director. The following information is as of November 1, 2004 unless otherwise specified.

Name and Principal Occupation For Past Five Years	Age	Director Since	Amount and Nature of Beneficial Ownership of Common Stock(1)		Percent Of Class
Class I Nominees for Election at the 2005 Annual Meeting

Daniel M. Mulvena	56	1998	10,500	(2)	*

Mr. Mulvena is the owner of Commodore Associates, Inc., a consulting company. From 1992 to 1995, Mr. Mulvena was a Group Vice President of Boston Scientific Corporation. Mr. Mulvena is a director of Thoratec Corporation, where he serves as a member of its Compensation Committee.

Benson F. Smith	57	2000	10,500	(3)	*

Mr. Smith is a Senior Consultant at Gallup Organization, a research organization. Mr. Smith was formerly President, Chief Operating Officer and a member of the Board of Directors of C.R. Bard, Inc. Mr. Smith worked at C.R Bard, Inc. in various capacities for 25 years until his retirement in 1998. Mr. Smith currently serves as a director of Rochester Medical Corporation, as well as a board member for a variety of academic and health-related organizations.

Name and Principal Occupation For Past Five Years	Age	Director Since	Amount and Nature of Beneficial Ownership of Common Stock(1)		Percent Of Class
Class II Continuing Directors—Term to Expire 2006

Willard M. Bright, Ph.D	90	1983	90,200	(4)	*

Dr. Bright previously served as Chairman of the Board of Directors of the Company. Prior to joining the Company, Dr. Bright served as President and Chief Executive Officer of The Kendall Company and Boehringer Mannheim Corporation, a medical products manufacturer, and President and director of Curtiss-Wright Corp., an aerospace and industrial products manufacturer.

Thomas M. Claflin, II	63	1980	19,445	(5)	*

Mr. Claflin is a principal of Claflin Capital Management, Inc., a venture capital firm, and general partner of its venture capital partnerships. Mr. Claflin is a director of Point Therapeutics, Inc., where he serves as a member of its Compensation Committee.

Class III Continuing Directors—Term to Expire 2007

Richard A. Packer	47	1996	140,300	(6)	1.5%

Mr. Packer joined the Company in 1992 and in November 1999 was appointed Chairman of the Board of Directors and Chief Executive Officer. Mr. Packer served as President, Chief Operating Officer and Director from 1996 to his appointment as CEO. From 1992 to 1996 he has served as Chief Financial Officer and Vice President of Operations of the Company. From 1987 to 1992, Mr. Packer served as Vice President of various functions for Whistler Corporation, a consumer electronics company. Prior to this, Mr. Packer was a manager with the consulting firm of PRTM/KPMG, specializing in operations of high technology companies. Mr. Packer received B.S. and M. Eng. degrees from the Rensselaer Polytechnic Institute and an M.B.A. degree from the Harvard Graduate School of Business Administration.

James W. Biondi, M.D.	48	1999	11,500	(7)	*

Dr. Biondi founded and serves as Chairman of the Board of Directors of Cardiopulmonary Corporation, a medical device company, since 1988 and Chief Executive Officer since 1992. Dr. Biondi also serves as Chairman of the Board of Directors of Ivy Biomedical Systems, Inc. Dr. Biondi received a B.S. degree from Rensselaer Polytechnic Institute and a M.D. degree from Albany Medical College.

Robert J. Halliday	50	2003	2,500	(8)	*

Mr. Halliday is the Executive Vice President and Chief Financial Officer of Varian Semiconducter Equipment Associates, Inc. Mr. Halliday has been the Chief Financial Officer of Varian Semiconductor since March 2001. Prior to joining Varian Semiconductor, Mr. Halliday was Vice President and Chief Financial Officer of Unica Corporation, a software company. Previously, Mr. Halliday had held the positions of Chief Operating Officer and Chief Financial Officer of Ionics, Inc., a manufacturer of water treatment equipment. Mr. Halliday had been Chief Financial Officer of Ionics, Inc. from 1990 and Group Vice President of the Consumer Water Group of Ionics, Inc. from 1996 to 2000. Mr. Halliday received an M.B.A. degree from The Wharton School of Finance and a B.S. degree from the University of Pennsylvania’s Wharton School, and he is a Certified Public Accountant.

All directors and executive officers as a group (15 persons)			452,409	(9)	4.7%

*	Less than 1%.
(1)	The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to the information contained in the other footnotes to this table.
(2)	Represents 10,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after November 1, 2004. Does not include 500 options to purchase Common Stock which are not exercisable within 60 days of November 1, 2004.
(3)	Represents 10,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after November 1, 2004. Does not include 500 options to purchase Common Stock which are not exercisable within 60 days of November 1, 2004.
(4)	Represents 74,700 shares of Common Stock held by the Willard M. Bright Revocable Inter Vivos Trust dated August 2, 1990 and 15,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after November 1, 2004. Does not include 500 options to purchase Common Stock which are not exercisable within 60 days of November 1, 2004.
(5)	Includes 10,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after November 1, 2004. Does not include 500 options to purchase Common Stock which are not exercisable within 60 days of November 1, 2004.
(6)	Includes 127,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after November 1, 2004. Does not include 50,500 options to purchase Common Stock which are not exercisable within 60 days of November 1, 2004.
(7)	Includes 10,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after November 1, 2004. Does not include 500 options to purchase Common Stock which are not exercisable within 60 days of November 1, 2004.
(8)	Includes 2,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after November 1, 2004. Does not include 7,500 options to purchase Common Stock which are not exercisable within 60 days of November 1, 2004.
(9)	Includes 342,992 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after November 1, 2004. Does not include 172,008 options to purchase Common Stock which are not exercisable within 60 days of November 1, 2004. Does not include shares of Common Stock owned by one executive officer through one of the funds (the ZOLL Medical Corporation Employer Stock Fund) in the ZOLL Medical Corporation Employee Savings Plan.

The Board of Directors and Its Committees

The Board of Directors of the Company held eight meetings during the fiscal year ended October 3, 2004. Each of the directors attended more than 75% of the aggregate of the total number of meetings of the Board of Directors and of the committees of which he was a member which were held during the period he was a director or committee member. Our Annual Meeting of Shareholders is generally held to coincide with one of the Board’s regularly scheduled meetings. The Company does not have a formal policy requiring members of the Board of Directors to attend our annual meetings, although all directors typically attend the annual meeting. Each of the directors attended the 2004 Annual Meeting of Shareholders except Benson F. Smith.

The Company has standing Audit, Compensation, and Nominating and Corporate Governance Committees.

Audit Committee. During the 2004 fiscal year the members of the Audit Committee were Messrs. Smith (as Chairman) and Halliday and Dr. Biondi. Dr. M. Stephen Heilman was a member of the Audit Committee until he resigned from the Board of Directors last winter. At such time, Dr. Biondi replaced Dr. Heilman on the Audit Committee. The Board of Directors has determined that each of the members of the Audit Committee is “independent” under the rules of the National Association of Security Dealers and the Securities and Exchange Commission. The Board of Directors has also determined that Mr. Halliday qualifies as the “audit committee financial expert” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee has a written charter adopted by the Board of Directors, which charter was amended and restated in 2004 and which is attached as Exhibit A to this proxy statement. The charter is also available on the Company’s website at www.zoll.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1. The Board of Directors and the Audit Committee have adopted an Audit Committee Complaint Procedure, which was attached as an exhibit to the 2004 proxy statement, is available on the Company’s website at www.zoll.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1. The Audit Committee is responsible for assisting the Board of Directors in general oversight and monitoring of management’s and the independent auditor’s participation in the Company’s financial reporting process and its primary objective in fulfilling these responsibilities is to promote and preserve the integrity of the Company’s financial statements and the independence of the Company’s external independent auditor. During the fiscal year ended October 3, 2004, the Audit Committee held five meetings. The Audit Committee’s report on the Company’s audited financial statements for the fiscal year ended October 3, 2004 appears elsewhere in this proxy statement.

Compensation Committee. During the 2004 fiscal year, the members of the Compensation Committee were Mr. Mulvena (as Chairman) and Dr. Biondi. The Board of Directors has determined that each member of the Compensation Committee is “independent” under the rules of the National Association of Security Dealers and the Securities and Exchange Commission. The Company has adopted a Compensation Committee Charter. A copy of the Compensation Committee Charter is available on the Company’s website at www.zoll.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1. The Compensation Committee (1) annually reviews and makes recommendations to the Board of Directors with respect to the compensation of all directors, officers and members of senior management of the Company (other than the Chief Executive Officer), (2) reviews and approves the corporate goals and objectives that may be relevant to the compensation of the Chief Executive Officer and evaluates the Chief Executive Officer’s performance in light of the goals and objectives that were set for the Chief Executive Officer and determines the Chief Executive Officer’s compensation based on such evaluation and (3) administers the Company’s Amended and Restated 2001 Stock Incentive Plan, 2001 Stock Incentive Plan, 1992 Stock Option Plan and the Non-Employee Directors’ Stock Option Plan. During the fiscal year ended October 3, 2004, the Compensation Committee held one meeting. The Compensation Committee’s report on executive compensation appears elsewhere in this proxy statement.

Nominating and Corporate Governance Committee. During the 2004 fiscal year, the members of the Nominating and Corporate Governance Committee were Messrs. Claflin (as Chairman) and Mulvena. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” under the rules of the National Association of Security Dealers and the Securities and Exchange Commission. The Company has adopted a Nominating and Corporate Governance Committee Charter. A copy of the Nominating and Corporate Governance Committee Charter is available on the Company’s website at www.zoll.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1. The Nominating and Corporate Governance Committee is responsible for developing and recommending to the Board of Directors a set of corporate governance guidelines and periodically reviewing such guidelines and recommending any changes to them. The Company has adopted Corporate Governance Guidelines, which will be available shortly on the Company’s website at www.zoll.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1. In addition, the Nominating and Corporate Governance Committee reviews and evaluates potential nominees for election or appointment to the Board of Directors and recommends such nominees to the full Board of Directors. The Nominating and Corporate Governance Committee will consider a nominee for election to the Board of Directors recommended by a shareholder of record if the shareholder submits the nomination in compliance with the requirements of the Company’s Amended and Restated By-laws. Please see the section of this proxy statement entitled “Other Matters—Shareholder Proposals” for a summary of these requirements. At a minimum, each nominee, whether proposed by a shareholder or any other party, is expected to have the highest personal and professional integrity, shall demonstrate sound judgment, have an experience base useful to the Company and complementary to the other directors, and shall be expected to effectively interact with other members of the Board to serve the long-term interests of the Company and its shareholders. The Nominating and Corporate Governance Committee recommended that Messrs. Mulvena and

Smith be nominated for election to serve as Class I directors to serve until the 2008 Annual Meeting of Shareholders. During the fiscal year ended October 3, 2004, the Nominating and Corporate Governance Committee did not hold any meetings but did hold three meetings during the fiscal year ended September 28, 2003.

Please note, the information contained in our website is not incorporated by reference in, or considered to be a part of, this proxy statement.

Director Independence

The Board of Directors has determined that each of Dr. Biondi, Mr. Claflin, Mr. Halliday, Mr. Mulvena and Mr. Smith is an “independent director” in accordance with corporate governance rules of the National Association of Securities Dealers as a result of having no relationship with the Company other than (1) serving as a director and a Board of Directors committee member, (2) receiving related fees as disclosed in this proxy statement and (3) having beneficial ownership of Company Common Stock as disclosed in the section of this proxy statement entitled “Proposal 1—Election of a Class of Directors—Information Regarding Nominees and Directors.” Therefore, the Company currently has a majority of “independent directors.”

Meetings of Independent Directors

Independent directors of the Company regularly meet in executive sessions outside the presence of management. Currently, the independent directors of the Company are Dr. Biondi, Mr. Claflin, Mr. Halliday, Mr. Mulvena and Mr. Smith. The presiding director for these meetings is currently Mr. Claflin. Any interested party who wishes to make their concerns known to the independent directors may avail themselves of the same procedures utilized with respect to the Company’s Audit Committee Complaint Procedures. The Audit Committee Complaint Procedures are available on the Company’s website at www.zoll.com.

Communication with the Board of Directors

If you wish to communicate with any of our Directors or the Board of Directors as a group, you may do so by either (1) following the same procedures with respect to the Company’s Audit Committee Complaint Procedures (available on the Company’s website at www.zoll.com) or (2) by writing to the Board of Directors, or such individual director(s) c/o the Secretary, ZOLL Medical Corporation, 269 Mill Road, Chelmsford, Massachusetts 01824-4105.

We recommend that all correspondence be sent via certified U.S. mail, return receipt requested. All correspondence received by the Secretary will be forwarded promptly to the appropriate addressee(s).

Employee Code of Conduct

The Company has adopted an Employee Code of Conduct, which was attached as an exhibit to the 2004 proxy statement, is available on the Company’s website at www.zoll.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1. The Employee Code of Conduct applies to all employees of the Company and the Board of Directors of the Company, and is meant to provide a general framework for the Company’s expectations with respect to the conduct of its employees and directors.

Director Compensation

For fiscal 2004, non-employee directors of the Company received: (1) a $15,000 annual retainer payable quarterly, (2) a $2,000 annual retainer for Committee Chairmen payable quarterly, (3) a $1,000 meeting fee for each meeting of directors attended, (4) a $500 committee meeting fee for each committee meeting attended and (5) a $200 meeting fee for each telephonic meeting of directors or committee meeting attended (at the discretion of the applicable Board or Committee Chairman).

Non-Employee Directors’ Stock Option Plan. The Company has adopted a Non-Employee Directors’ Stock Option Plan which provides that each director of the Company who is not also an employee of the Company will be granted options to purchase 10,000 shares of the Company’s Common Stock. Each non-employee director of the Company who served in such position on April 23, 1996, the effective date of this plan, received a grant of options as of that date. Each non-employee director who is first elected to the Board of Directors after that date is automatically granted an option to purchase 10,000 shares of Common Stock on the date such person is initially elected to the Board. The exercise price of options granted under this plan is equal to the fair market value of the Common Stock on the date of grant. All options granted under this plan vest in four equal annual installments beginning on the first anniversary of the date of grant.

Executive Compensation

Summary Compensation Table. The following table sets forth the aggregate cash compensation paid by the Company with respect to the three fiscal years ended October 3, 2004, September 28, 2003 and September 29, 2002, respectively, to the Company’s Chief Executive Officer and each of the four other most highly compensated executive officers in fiscal year 2004 (collectively, the “Named Executive Officers”).

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus($)(1)	Other Annual Compensation($)	Shares Underlying Options Granted(#)	All Other Compensation($)(2)
Richard A. Packer	2004	305,000	29,250	—	12,500	990
Chief Executive Officer	2003	295,000	165,000	—	18,000	990
and President	2002	255,000	160,000	—	50,000	990

A. Ernest Whiton	2004	205,000	37,000	—	4,500	812
Chief Financial Officer and	2003	195,000	97,500	—	14,000	772
Vice President—Administration	2002	185,250	67,500	—	10,000	734

Donald R. Boucher	2004	180,000	25,500	—	1,500	713
Vice President—Research	2003	170,000	49,750	—	5,000	673
and Development	2002	165,000	28,950	—	10,000	653

Steven K. Flora	2004	195,000	38,000	—	4,500	772
Vice President—N.A.	2003	180,000	70,000	—	9,000	713
Sales	2002	170,000	44,000	—	10,000	673

Ward M. Hamilton	2004	175,000	16,000	—	2,500	693
Vice President—	2003	165,000	39,500	—	7,000	653
Marketing	2002	165,000	30,000	—	10,000	653

(1)	Amounts shown for each fiscal year include bonuses paid during the succeeding fiscal year. Thus, the 2002 bonus includes an amount paid in fiscal 2003 for fiscal 2002, the 2003 bonus includes an amount paid in fiscal 2004 for fiscal 2003 and the 2004 bonus includes an amount paid in fiscal 2005 for fiscal 2004.
(2)	All Other Compensation reflects life insurance premiums paid by the Company for the Named Executive Officers.

Option Grants in Last Fiscal Year. The following table sets forth certain information regarding options granted during the fiscal year ended October 3, 2004 by the Company to the Named Executive Officers.

		Individual Grants			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
Name	Number of Securities Underlying Options Granted(#)	% of Total Options Granted to Employees in 2004	Exercise or Base Price ($/Sh)	Expiration Date
					5%($)	10%($)
Richard A. Packer	6,250	2.9%	31.60	4/16/2014	124,207	314,764
Richard A. Packer	6,250	2.9%	31.58	7/21/2014	124,128	314,565
A. Ernest Whiton	2,250	1.0%	31.60	4/16/2014	44,714	113,315
A. Ernest Whiton	2,250	1.0%	31.58	7/21/2014	44,686	113,243
Ward M. Hamilton	1,250	0.6%	31.60	4/16/2014	24,841	62,953
Ward M. Hamilton	1,250	0.6%	31.58	7/21/2014	24,826	62,913
Donald R. Boucher	750	0.3%	31.60	4/16/2014	14,905	37,772
Donald R. Boucher	750	0.3%	31.58	7/21/2014	14,895	37,748
Steven K. Flora	2,250	1.0%	31.60	4/16/2014	44,714	113,315
Steven K. Flora	2,250	1.0%	31.58	7/21/2014	44,686	113,243

(1)	Represents the value of the options granted at the end of the option terms if the price of the Company’s Common Stock were to appreciate annually by 5% and 10%, respectively. There is no assurance that the stock price will appreciate at the rates shown in the table.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values. The following table sets forth certain information regarding stock options exercised during the fiscal year ended October 3, 2004 and stock options held as of October 3, 2004 by each Named Executive Officer.

Name	Shares Acquired on Exercise(#)	Value Realized($)(1)	Number of Shares Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options At Fiscal Year-End(2)
			Exercisable(#)(3)	Unexercisable(#)	Exercisable($)	Unexercisable($)
Richard A. Packer	—	—	127,000	50,500	207,181	73,319
A. Ernest Whiton	—	—	37,375	20,375	496,963	24,698
Ward M. Hamilton	—	—	24,936	13,564	270,211	19,681
Donald R. Boucher	8,500	209,061	15,311	11,189	30,969	17,501
Steven K. Flora	15,500	445,238	16,561	16,939	30,969	24,041

(1)	Value realized equals the aggregate market value of the shares acquired on the exercise date(s), less the applicable aggregate option exercise price(s).
(2)	Year-end value is based on the closing market price per share on October 1, 2004 ($33.77), less the applicable aggregate option exercise price(s) of in-the-money options multiplied by the number of unexercised in-the-money options which are exercisable and unexercisable, respectively.
(3)	Includes options exercisable within 60 days after October 3, 2004.

Stock Performance Chart

The following chart provides an annual comparison, from September 30, 1998, of the cumulative total shareholder return (assuming reinvestment of any dividends) among ZOLL Medical Corporation, the Russell 2000 Index and Nasdaq Medical Equipment Index. The Russell 2000 Index and the Nasdaq Medical Equipment Index cover a broad cross-section of public companies, many of which have relatively small market capitalizations. The historical information set forth below is not necessarily indicative of future performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG ZOLL MEDICAL CORPORATION, THE RUSSELL 2000 INDEX

AND THE NASDAQ MEDICAL EQUIPMENT INDEX

	9/99	9/00	9/01	9/02	9/03	9/04
ZOLL Medical Corporation	100.00	161.16	117.69	100.50	105.95	110.38
Russell 2000	100.00	123.39	97.22	88.18	120.36	142.96
Nasdaq Medical Equipment	100.00	188.14	151.61	129.47	183.38	207.75

*	$100 invested on 9/30/99 in stock or index—including reinvestment of dividends. Fiscal year ending September 30.

Report of the Compensation Committee

Objective of the Company’s Compensation Program. The Company’s executive compensation program is intended to attract, retain and reward executives who are capable of leading the Company effectively and continuing its growth in the competitive marketplace for cardiac resuscitation equipment. The Company’s objective is to utilize a combination of cash and equity-based compensation to provide appropriate incentives for executives while aligning their interests with those of the Company’s shareholders.

Like many other public companies, the Company uses a three-pronged approach to its compensation for each executive for the following twelve months. First, the executive’s base salary is intended to create a reasonably competitive minimum level of compensation for each executive for the following twelve months. Second, the Company maintains an incentive bonus program for executive officers and certain other members of management under which discretionary bonuses may be offered based upon the achievement of corporate and individual performance goals. The objective of the incentive bonus program is to reward executives for their past twelve months’ performance. Finally, the Company utilizes stock options granted under its 1992 Stock Option Plan, 2001 Stock Incentive Plan and Amended and Restated 2001 Stock Incentive Plan as a long-term incentive for the executive officers as well as for many other employees of the Company. The Company believes that stock options are important in aligning management and shareholder interests and in encouraging management to adopt a longer-term perspective. Accordingly, options generally provide for incremental vesting over a four-year period. In determining each component of compensation, the Compensation Committee considers all elements of an executive’s total compensation package.

Compensation Committee Procedures. The Company’s executive compensation program is administered under the direction of the Company’s Compensation Committee, which is currently composed of two non-employee directors. The Compensation Committee meets periodically and may consult by telephone at other times. The determinations of the Compensation Committee relating to the compensation of the Company’s executive officers and the granting of options are then approved or ratified by all of the non-employee directors.

Factors Considered in Setting Compensation of the Chief Executive Officer and President. Mr. Packer, who has served as President of the Company since 1996, became Chief Executive Officer and Chairman in November 1999. Mr. Packer has an employment agreement with the Company providing for a base salary which has increased to $325,000. The Compensation Committee considers the Company’s financial performance, as measured by sales and earnings growth, to be a significant determinant in Mr. Packer’s overall compensation package. In making its determinations, however, the Compensation Committee also considers a number of other factors which are not subject to precise quantitative measurement and which the Compensation Committee believes can only be properly assessed over the long term.

Compensation Decisions for Chief Executive Officer. Each year the Compensation Committee reviews the performance of the Company’s Chief Executive Officer. For 2004, the Compensation Committee considered a number of factors, including the Company’s financial performance, the profitability of the international operations, development of alternate product lines, development of next generation products, the success of the Company’s AED program, improvements to the Company’s quality systems, strengthening of the Company’s intellectual property portfolio, continued development of a strong management team and the Company’s stock price. Accordingly, the Compensation Committee awarded Mr. Packer a bonus of $29,250 for fiscal 2004.

Factors Considered in Setting Compensation of the Officers Other than the Chief Executive Officer. The Compensation Committee also reviews and makes recommendations to the Board of Directors with respect to the compensation of all other executive officers and members of senior management of the Company, as described below.

Base Salary. The base salary of each executive officer is reviewed annually by Compensation Committee in consultation with the Chief Executive Officer. Annual salary adjustments are determined by evaluating the financial performance of the Company during the prior year, varying level of responsibilities, prior experience, each executive officer’s contribution to the profitability, sales growth, return on equity and market share of the Company during the prior year and the compensation programs and levels generally paid to executives at other companies.

Incentive Bonus Program. Discretionary cash bonuses are based upon the achievement of corporate and individual performance goals. At the beginning of each fiscal year, target corporate and individual performance goals are established for each executive officer. Assessment of individual performance is based on the previously established goals for each executive officer comprised of both subjective and objective elements. At the end of the fiscal year, the annual incentive bonuses are calculated based on the actual results for each performance goal. In addition, the Compensation Committee establishes minimum achievement thresholds and maximum bonus levels for each of these performance goals.

Stock Options. During fiscal 2004, the Compensation Committee granted stock options to the executive officers taking into account such factors as the executives’ levels of responsibility, prior experience, historical award data, individual performance, total compensation package and compensation at peer companies.

Submitted by the Compensation Committee for fiscal 2004

DANIEL M. MULVENA, Chairman and
JAMES W. BIONDI, M.D.

Compensation Committee Interlocks and Insider Participation

All executive officer compensation decisions are made by the Compensation Committee. The current members of the Compensation Committee are Mr. Mulvena and Dr. Biondi, neither of whom is an officer of the Company. The Company is not aware of any compensation committee interlocks.

Report of the Audit Committee

The Audit Committee has:

•	Reviewed and discussed the audited financial statements with management.

•	Discussed with the independent auditors the matters required to be discussed by SAS 61.

•	Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the auditors’ independence.

•	Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee for fiscal 2004

BENSON F. SMITH, Chairman,
ROBERT J. HALLIDAY and
JAMES W. BIONDI, M.D.

Independent Auditors

The Board of Directors has selected the accounting firm of Ernst & Young LLP, independent public accountants, to serve as its independent auditors for the 2005 fiscal year. Ernst & Young has served as the Company’s independent auditors since 1984. A representative of Ernst & Young will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Audit Fees. During fiscal 2004, the aggregate fees and expenses billed for professional services rendered by Ernst & Young for the audit of the Company’s annual financial statements, review of the Company’s quarterly financial statements and accounting consultations totaled $423,000. During fiscal 2003, the aggregate fees and expenses billed for professional services rendered by Ernst & Young for the audit of the Company’s annual financial statements, review of the Company’s quarterly financial statements and accounting consultations totaled $343,800.

Audit-Related Fees. During fiscal 2004, the aggregate fees and expenses billed for assurance and related services rendered by Ernst & Young that were reasonably related to the performance of the audit or review of the Company’s annual financial statements, review of the Company’s quarterly financial statements and accounting consultations totaled $65,637. During fiscal 2003, the aggregate fees and expenses billed for assurance and related services that were reasonably related to the performance of the audit of the Company’s annual financial statements, review of the Company’s quarterly financial statements and accounting consultations totaled $9,175.

Tax Fees. During fiscal 2004, the aggregate fees and expenses billed for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning totaled $75,000. During fiscal 2003, the aggregate fees and expenses billed for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning totaled $73,750.

All Other Fees. During fiscal 2004, the aggregate fees and expenses billed for professional services rendered by Ernst & Young for services related to the Company’s acquisition of Revivant Corporation and Infusion Dynamics, Inc. totaled $105,803. During fiscal 2003 there were no fees and expenses billed for professional services rendered by Ernst & Young to the Company not covered in the three preceding paragraphs.

The Audit Committee must pre-approve all audit and permitted non-audit services to be provided by our independent public accounting firm unless an exception to such pre-approval exists under the Exchange Act or the rules of the Securities and Exchange Commission. Each year, the Audit Committee approves the appointment of the independent auditors to audit our financial statements, including the associated fee. Of the services described in the four preceding paragraphs, 100% of such services were approved by the Audit Committee. The Audit Committee has considered whether the provisions of such services, including non-audit services, by Ernst & Young is compatible with maintaining Ernst & Young’s independence and has concluded that it is.

Severance Arrangements

Mr. Packer has an employment agreement with the Company providing for a severance payment of twelve months’ salary in the event his employment is terminated by the Company without cause. The agreement provides for non-competition for a period of three years following termination. At his fiscal 2004 base salary, Mr. Packer would be entitled to receive a severance payment of approximately $305,000 upon termination.

Each of the Named Executive officers has a severance agreement with the Company that may be triggered upon a change in control of the Company. Mr. Packer’s agreement provides for a severance payment if, within 36 months after a change in control, the Company terminates his employment for any reason or Mr. Packer resigns from the Company for any reason. In either case, Mr. Packer is entitled to receive 2.5 times the sum of (1) his base salary and (2) his most recent bonus paid prior to the change in control in one lump-sum payment, as well as health and dental insurance coverage for 30 months after his separation from the Company. Generally, if Mr. Whiton is terminated by the Company without cause (as defined in his severance agreement) or resigns from the Company for good reason (as defined in his severance agreement) within 18 months after a change in control of the Company, the Company must pay Mr. Whiton two times the sum of his base salary and the average of his three recent bonuses in one lump-sum payment, as well as provide him with health and dental insurance coverage for 18 months after his separation from the Company. Messrs. Boucher, Flora and Hamilton each have severance agreements that provide that if such executive is terminated by the Company without cause (as defined in their respective severance agreements) or resigns from the Company for good reason (as defined in their respective severance agreements) within 18 months after a change in control of the Company, the Company must pay such executive 1.5 times the sum of his base salary and the average of his three most recent bonuses in one lump sum payment, as well as provide him with health and dental insurance coverage for 18 months after separation.

Certain Relationships and Related Party Transactions

M. Stephen Heilman, M.D., a former director who resigned last winter, is founder, Chairman and Chief Executive Officer of LifeCor, Inc. Following his resignation, the Company acquired an option to purchase all the assets of LifeCor and extended LifeCor a working capital line of credit secured by LifeCor’s accounts receivables and other assets. The Company and LifeCor have also entered into a Patent Cross-License Agreement and a Distribution Agreement, which gives the Company the right to distribute LifeCor’s principal product in the U.S. hospital market. Raymond C. Zemlin, the Secretary of the Company, is the sole shareholder of Raymond C. Zemlin, P.C., which is a partner in the law firm of Goodwin Procter LLP, counsel to the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership of, and transactions in, the Company’s securities with the Securities and Exchange Commission and the Nasdaq Stock Market. Such directors, executive officers and 10% shareholders are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of reports furnished to the Company, and on written representations from certain reporting persons, the Company believes that, with respect to the fiscal year ended October 3, 2004, each director, executive officer and 10% shareholder of the Company’s securities made timely filings of all reports required by Section 16 of the Exchange Act with the following exception: Vane Clayton, an officer of a wholly owned subsidiary of the Company, filed a Form 3 reporting his Section 16 filing status after the applicable deadline.

Equity Compensation Plan Information

The following table provides information as of the end of the fiscal year ended October 3, 2004 regarding shares of Common Stock of the Company that may be issued under our existing equity compensation plans, including the Company’s Amended and Restated 2001 Stock Incentive Plan, the Company’s 2001 Stock Incentive Plan, the Company’s Non-Employee Directors’ Stock Option Plan and the Company’s 1992 Stock Option Plan.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)
Equity compensation plans approved by security holders	1,224,520	$33.94	385,803
Equity compensation plans not approved by security holders	0	N/A	0
Total	1,224,520	$33.94	385,803

OTHER MATTERS

Principal and Management Shareholders

The following table presents information regarding beneficial ownership of the Company’s Common Stock as of November 1, 2004 by (1) each of the Named Executive Officers and (2) the persons or entities believed by the Company to be beneficial owners of more than 5% of the Company’s Common Stock based on certain filings made under Section 13 of the Exchange Act. All such information was provided by the shareholders listed and reflects their beneficial ownership as of the dates specified in the footnotes to the table.

Name and Address of Beneficial Owner	No. of Shares Beneficially Owned	Percent of Class
Richard A. Packer(1)	140,300	1.5%
A. Ernest Whiton(2)	37,375	*
Donald R. Boucher(3)	15,311	*
Steven K. Flora(4)	20,561	*
Ward M. Hamilton(5)	27,278	*
Wellington Management Company, LLP(6)	1,012,381	11.075%
75 State Street
Boston, MA 02109

*	Less than 1%.
(1)	Includes 127,000 shares of Common Stock issuable upon exercise of stock options which are exercisable within 60 days after November 1, 2004. Does not include options to purchase 50,500 shares of Common Stock which are not exercisable within 60 days after November 1, 2004.

(2)	Represents 37,375 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days after November 1, 2004. Does not include options to purchase 20,375 shares of Common Stock which are not exercisable within 60 days after November 1, 2004.
(3)	Represents 15,311 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days after November 1, 2004. Does not include options to purchase 11,189 shares of Common Stock which are not exercisable within 60 days after November 1, 2004.
(4)	Includes 4,000 shares of Common Stock held by Robert W. Baird & Co., Inc. TTEE FBO Steven K. Flora IRA. Includes 16,561 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days after November 1, 2004. Does not include options to purchase 16,939 shares of Common Stock which are not exercisable within 60 days after November 1, 2004.
(5)	Includes 24,936 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days after November 1, 2004. Does not include options to purchase 13,564 shares of Common Stock which are not exercisable within 60 days after November 1, 2004.
(6)	Based on information set forth in an Amendment No. 1 to a Schedule 13G/A filed with the Securities and Exchange Commission under the Exchange Act on May 10, 2004.

Solicitation of Proxies

The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may also solicit proxies personally or by telephone without special compensation for such activities. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

Shareholder Proposals

For a proposal of a shareholder to be included in the Company’s proxy statement for the Company’s 2006 Annual Meeting of Shareholders, it must be received at the principal executive offices of the Company on or before August 26, 2005. Such a proposal must also comply with the requirements as to form and substance established by the Securities and Exchange Commission for such a proposal to be included in the proxy statement.

In addition, the Company’s Amended and Restated By-laws provide that any shareholder wishing to nominate a director or have a shareholder proposal considered at an annual meeting must provide written notice of such nomination or proposal and appropriate supporting documentation, as set forth in the Amended and Restated By-laws, to the Company at its principal executive offices (a) not less than 75 calendar days nor more than 120 calendar days prior to the anniversary date of the immediately preceding annual meeting of shareholders or special meeting in lieu thereof (the “Anniversary Date”) or (b) in the case of a special meeting of shareholders in lieu of the annual meeting or in the event that the annual meeting of shareholders is called for a date more than 30 calendar days prior to the Anniversary Date, not later than the close of business on (i) the 10th calendar day (or if that day is not a business day for the Company, on the next succeeding business day) following the earlier of (1) the date on which notice of the date of such meeting was mailed to shareholders or (2) the date on which the date of such meeting was publicly disclosed or (ii) if such date of notice or public disclosure occurs more than 75 calendar days prior to the scheduled date of such meeting, the 75th calendar day prior to such scheduled date of such meeting (or if that day is not a business day for the Company, on the next succeeding business day). For next year’s scheduled annual meeting, the deadline for submission of notice is November 25, 2005. Any proposal or nomination submitted after November 25, 2005 will be untimely. Any such proposal should be mailed to: ZOLL Medical Corporation, 269 Mill Road, Chelmsford, Massachusetts 01824, Attention: Secretary.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TODAY.

EXHIBIT A

ZOLL Medical Corporation

Amended and Restated

Audit Committee Charter

(Adopted by the Board of Directors at a meeting held on February 11, 2004)

I. General Statement of Purpose

The purposes of the Audit Committee (the “Audit Committee”) of the Board of Directors of ZOLL Medical Corporation (the “Company”) are to:

•	oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements;

•	assist the Board of Directors (the “Board”) in general oversight and monitoring of the qualifications, independence and performance of the Company’s independent auditors; and

•	prepare any reports required by the rules of the Securities and Exchange Commission (“SEC”) and perform such other actions as may be required from time to time.

II. Audit Committee Composition

The Audit Committee shall consist of at least three members of the Board each of whom must (1) be “independent” as defined under the Marketplace Rules of the National Association of Securities Dealers, Inc. (“NASD”), (2) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the exemptions provided in Rule 10A-3(c) and (3) not have participated in the preparation of the Company’s or any current subsidiary’s financial statements at any time during the past three years.

Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. One or more members of the Audit Committee may qualify as an “audit committee financial expert” under the rules promulgated by the SEC.

The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the Audit Committee.

III. Meetings

The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting.

IV. Audit Committee Activities

The principal activities of the Audit Committee will generally include the following:

A.	Review of Charter

•	Review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

B.	Matters Relating to Selection, Performance and Independence of Independent Auditors

•	The Audit Committee shall have the sole authority to appoint, determine compensation for and terminate the engagement of the Company’s independent auditor.

•	The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Audit Committee may consult with management in fulfilling these duties, but may not delegate these responsibilities to management.

•	The Audit Committee shall instruct the independent auditor that the independent auditor shall report directly to the Audit Committee.

•	The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

•	The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

•	The Audit Committee may recommend to the Board policies with respect to the potential hiring of current or former employees of the independent auditors.

C.	Audited Financial Statements and Annual Audit

•	The Audit Committee shall review the overall audit plan with the independent auditor and the members of management who are responsible for preparing the Company’s financial statements, including the Company’s Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the “Senior Accounting Executive”).

•	The Audit Committee shall review and discuss with management (including the Company’s Senior Accounting Executive) and with the independent auditor:

(i)	the Company’s annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company and (b) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements;

(ii)	any analyses prepared by management or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee shall also consider other material written communications between the independent accountants and management, such as any management letter or schedule of unadjusted differences;

(iii)	the adequacy of the Company’s internal controls and procedures for financial reporting;

(iv)	major changes in and other issues regarding accounting and auditing principles and procedures, including any significant changes in the Company’s selection or application of accounting principles; and

(v)	the effect of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

•	The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

•	The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management’s response thereto. This review shall include any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information and any significant disagreements with management.

•	The Audit Committee shall review and discuss with the independent auditor those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61 (“SAS 61”).

•	The Audit Committee shall review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

•	If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal controls and procedures for financial reporting which could adversely affect the Company’s ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC’s rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company’s internal controls and procedures for financial reporting.

•	Based on the Audit Committee’s review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61 and (3) with the independent auditor concerning the independent auditor’s independence, the Audit Committee shall make a recommendation to the Board as to whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the last fiscal year.

•	The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company’s annual proxy statement.

D.	Unaudited Quarterly Financial Statements

•	The Audit Committee shall review and discuss with management and the independent auditor such issues as may be brought to the Audit Committee’s attention by the independent auditor pursuant to Statement on Auditing Standards No. 100.

E.	Procedures for Addressing Complaints and Concerns

•	The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

V.	Additional Authority

The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

A.	Engagement of Advisors

•	The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

B.	General

•	The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

•	The Audit Committee may perform such other oversight functions as may be requested by the Board from time to time.

•	In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

•	The Audit Committee is authorized to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee

Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company’s financial statements or determining whether or not the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. Such responsibilities are the duty of management and, to the extent of the independent auditor’s audit responsibilities, the independent auditor. It also is not the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditor or to conduct investigations or to assure compliance with laws, regulations or Company policies.

ZOLL MEDICAL CORPORATION

C/O EQUISERVE TRUST COMPANY N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

	DETACH HERE	ZZOL91

☒	Please mark votes as in this example.

1.	Proposal to elect the following persons as Class I Directors to serve until the 2008 Annual Meeting and until their successors are duly elected and qualified.

	NOMINEES:	(01)	DANIEL M. MULVENA

		(02)	BENSON F. SMITH

		FOR ALL NOMINEES	☐ ☐	WITHHELD ALL FROM ALL NOMINEES

☐
For all nominees except as noted above

2.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or at any adjournment(s) thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card.			☐

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders, the Proxy Statement with respect thereto and the Company’s 2004 Annual Report and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

Signature:	Date:	Signature:	Date:

ZOLL MEDICAL CORPORATION

Dear Shareholder,

Please take note of the important information regarding the Company’s management and financial results enclosed with this proxy card.

Your vote on these matters counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark one box for each proposal on the proxy card on the reverse side to indicate how your shares should be voted. Then, sign and date the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders to be held February 8, 2005.

Thank you in advance for your prompt consideration of these matters. This will help the Company avoid the expense of subsequent mailings.

Sincerely,

ZOLL MEDICAL CORPORATION

DETACH HERE	ZZOL92

ZOLL MEDICAL CORPORATION

Proxy For Annual Meeting of Shareholders

February 8, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Richard A. Packer and A. Ernest Whiton, and each of them, as Proxies of the undersigned, with full power to appoint their substitutes, and authorizes each of them to represent and to vote all shares of Common Stock of Zoll Medical Corporation (the “Company”) held by the undersigned as of the close of business on December 31, 2004 at the Annual Meeting of Shareholders to be held at the Conference Center at Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109 on Tuesday, February 8, 2005, at 10:00 a.m., local time, and at any adjournments or postponements thereof.

When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder(s). If no direction is given, this proxy will be voted FOR the election of the two nominees for Class I Directors. The Board of Directors recommends a vote FOR Proposal 1. A shareholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date this proxy and return it in the envelope provided.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

ZOLL MEDICAL CORPORATION

C/O EQUISERVE TRUST COMPANY N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

	DETACH HERE	ZZO281

☒	Please mark votes as in this example.

1.	Proposal to elect the following persons as Class I Directors to serve until the 2008 Annual Meeting and until their successors are duly elected and qualified.

	NOMINEES:	(01)	DANIEL M. MULVENA

		(02)	BENSON F. SMITH

		FOR ALL NOMINEES	☐ ☐	WITHHELD ALL FROM ALL NOMINEES

☐
For all nominees except as noted above

2.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or at any adjournment(s) thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card.			☐

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders, the Proxy Statement with respect thereto and the Company’s 2004 Annual Report and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

Signature:	Date:	Signature:	Date:

ZOLL MEDICAL CORPORATION

ANNUAL MEETING OF SHAREHOLDERS—FEBRUARY 8, 2005

THIS INSTRUCTION CARD IS SOLICITED BY FIDELITY MANAGEMENT TRUST COMPANY

As a participant in the Zoll Medical Corporation Employee Savings Plan, you have the right to direct Fidelity Management Trust Company regarding how to vote the shares of Zoll Medical Corporation credited to your account at the Annual Meeting of Shareholders to be held on February 8, 2005.

Your vote on these matters counts and you are strongly encouraged to exercise your right to vote your shares.

Please mark one box for each proposal on the proxy card on the reverse side to indicate how your shares should be voted. Then, sign and date the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Unless otherwise required by law, the shares credited to your account will be voted as directed. If a valid card is not received by February 3, 2005, the shares credited to your account will not be voted.

Thank you in advance for your prompt consideration of these matters. This will help the Company avoid the expense of subsequent mailings.

DETACH HERE	ZZOL282

ZOLL MEDICAL CORPORATION

Proxy for Annual Meeting of Shareholders

February 8, 2005

THIS PROXY IS SOLICITED ON BEHALF OF FIDELITY

The undersigned hereby constitutes and appoints Richard A. Packer and A. Ernest Whiton, and each of them, as Proxies of the undersigned, with full power to appoint their substitutes, and authorizes each of them to represent and to vote all shares of Common Stock of Zoll Medical Corporation (the “Company”) held by the undersigned as of the close of business on December 31, 2004 at the Annual Meeting of Shareholders to be held at the Conference Center at Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109 on Tuesday, February 8, 2005, at 10:00 a.m., local time, and at any adjournments or postponements thereof.

When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder(s). If no direction is given, this proxy will be voted FOR the election of the two nominees for Class I Directors. The Board of Directors recommends a vote FOR Proposal 1. A shareholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date this proxy and return it in the envelope provided.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Please sign this proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?